AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of September 9, 2005, by and among the following:

(i)

GIBRALTAR INDUSTRIES, INC., a Delaware corporation, and GIBRALTAR STEEL CORPORATION OF NEW YORK, a New York Corporation (each a “Borrower” and collectively, the “Borrowers”);

(ii)

the lending institutions party to the Credit Agreement referred to below (each a “Lender” and collectively, the “Lenders”);

(iii)

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, a Letter of Credit Issuer, and the lead arranger and the administrative agent (the “Administrative Agent”);

(iv)

JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender, Letter of Credit Issuer and Syndication Agent (the “Syndication Agent”); and

(v)

HARRIS N.A., a national banking association, HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York State banking corporation, each as a Lender and a co-documentation agent (each a “Co-Documentation Agent” and collectively, the “Co-Documentation Agents”).

RECITALS:

A.

The Borrowers, the Lenders, the Administrative Agent, the Syndication Agent, and the Co-Documentation Agents are parties to the Credit Agreement, dated as of April 1, 2005 (as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).

B.

The Borrowers have informed the Administrative Agent and the Lenders that they intend to consummate the AMIC Acquisition (as hereinafter defined).  In connection with the AMIC Acquisition, the Borrowers have requested that the Total Commitment be increased by $50,000,000 in accordance with Section 4.4 of the Credit Agreement, and the Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof to, among other things, increase the Total Commitment by $50,000,000.

C.

The Borrowers have also requested that the Lenders (i) consent to, among other things, the Bridge Facility (as hereinafter defined) and any Permanent Financing (as hereinafter defined), and the Administrative Agent and the Lenders have agreed to consent to the Bridge Facility and any Permanent Financing upon the terms and conditions set forth herein, and (ii) agree to certain other modifications to the Credit Agreement.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Lenders and the Administrative Agent agree as follows:

Section 1.  Definitions.  Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2.  Amendments.

2.1

The definition of “Applicable Facility Fee Rate” as set forth in Article I of the Credit Agreement is hereby amended to delete the pricing matrix set forth therein and to insert in place thereof the following:

Total Funded Debt to EBITDA Ratio	Applicable Facility Fee Rate
Greater than 3.75 to 1.0	65.0 bps
Greater than 3.25 to 1.0 but less than or equal 3.75 to 1.0	50.0 bps
Greater than 2.75 to 1.00 but less than or equal to 3.25 to 1.0	35.0 bps
Greater than 2.25 to 1.00, but less than or equal to 2.75 to 1.00	27.5 bps
Greater than 1.75 to 1.00, but less than or equal to 2.25 to 1.00	22.5 bps
Greater than 1.25 to 1.0, but less than or equal to 1.75 to 1.0	20.0 bps
Less than or equal to 1.25 to 1.0	17.5 bps

2.2

The definition of “Applicable Margin” as set forth in Article I of the Credit Agreement is hereby amended to delete the pricing matrix set forth therein and to insert in place thereof the following:

Total Funded Debt to EBITDA Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans
Greater than 3.75 to 1.0	0 bps	160.0 bps
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	0 bps	137.5 bps
Greater than 2.75 to 1.00 but less than or equal to 3.25 to 1.0	0 bps	115.0 bps
Greater than 2.25 to 1.00 but less than or equal to 2.75 to 1.00	0 bps	97.5 bps
Greater than 1.75 to 1.00 but less than or equal to 2.25 to 1.00	0 bps	77.5 bps
Greater than 1.25 to 1.0 but less than or equal to 1.75 to 1.0	0 bps	67.5 bps
Less than or equal to 1.25 to 1.0	0 bps	57.5 bps

2.3

Article I of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

““Amendment No. 1” shall mean Amendment No. 1 to Credit Agreement, dated as of September 9, 2005, by and among the Borrowers, the Lenders, the Administrative Agent and the other parties party thereto.

“AMIC Acquisition” shall mean the acquisition by the Borrowers or one or more of their Subsidiaries of 100% of the outstanding capital stock of the Target.

“AMIC Documents” shall mean all of the agreements, documents and instruments executed and/or delivered in connection with the AMIC Acquisition.

“Bridge Facility” shall mean a senior secured bridge loan in a principal amount not to exceed $300,000,000 at any time, which loan will be documented by agreements, instruments and documents substantially similar to the Credit Documents.

“Fee Letter” shall mean the Fee Letter, dated as of September 7, 2005, from KeyBank National Association, McDonald Investments, Inc., JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Harris, N.A. and Harris Nesbitt Corp. to the Borrowers and accepted and agreed to by the Borrowers.

“Intercreditor Agreement” shall mean an Intercreditor Agreement (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof), substantially in the form attached hereto as Exhibit C-4, or otherwise in a form acceptable to the Required Lenders.

“Merger” shall mean the merger of Merger Sub with and into the Target, with the Target as the surviving corporation of such merger.

“Merger Sub” shall mean Expansion Co., Inc., a Delaware corporation.

“Permanent Financing” shall mean a Senior Permanent Financing, a Subordinated Permanent Financing or any combination thereof so long as the aggregate principal amount of such Indebtedness that is secured by Liens permitted pursuant to Section 9.3(e) hereof does not exceed $430,000,000 at any time.

“Senior Leverage Start Date” shall mean the date, if any, after the Subsequent Amendment Effective Date on which a Subordinated Permanent Financing is consummated.

“Senior Permanent Financing” shall mean any issuance of term Indebtedness, whether pursuant to a public or private notes offering, a bank financing or otherwise, provided that (a) such Indebtedness is either (i) unsecured or (ii) secured on a pari passu basis with the Liens granted pursuant to the Security Documents and, unless any such secured Indebtedness is incurred pursuant to this Credit Agreement (or an amendment and restatement of this Credit Agreement), subject to an Intercreditor Agreement, (b) such Indebtedness shall not provide for scheduled annual amortization of more than ten percent of the principal amount of such Indebtedness for any year prior to the Facility Termination Date, (c) such Indebtedness shall have a final maturity date no earlier than six months after the Facility Termination Date, (d) such Indebtedness shall have interest rate and other terms acceptable to the Administrative Agent, (e) no Default or Event of Default shall have occurred and be continuing as of the date of the incurrence of such Indebtedness, (f) after giving effect to the incurrence of such Indebtedness, the Borrowers shall be in pro forma compliance with the financial covenants contained in Section 9.7 hereof, and (g) there shall be no obligor with respect to such Indebtedness that is not also an obligor under the Credit Documents.

“Subordinated Permanent Financing” shall mean any issuance of term Indebtedness, whether pursuant to a public or private notes offering, a bank financing or otherwise, provided that (a) such Indebtedness is unsecured, (b) such Indebtedness is subordinated to the Obligations on customary market terms for such type of Indebtedness, as determined by the Administrative Agent, and otherwise acceptable to the Administrative Agent, (c) such Indebtedness shall have a final maturity date no earlier than six months after the Facility Termination Date, (d) such Indebtedness shall not provide for any scheduled payment or mandatory prepayment of principal earlier than six months after the Facility Termination Date, (e) such Indebtedness shall not provide for any scheduled payments of interest more than two times in any year, (f) such Indebtedness shall not cross-default to any senior Indebtedness (but it may cross-accelerate), (g) such Indebtedness shall have interest rate and other terms acceptable to the Administrative Agent, (h) no Default or Event of Default shall have occurred and be continuing as of the date of the incurrence of such Indebtedness, (i) after giving effect to the incurrence of such Indebtedness, the Borrowers shall be in pro forma compliance with the financial covenants contained in Section 9.7 hereof, and (j) there shall be no obligor with respect to such Indebtedness that is not also an obligor under the Credit Documents.

“Subsequent Amendment Effective Date” shall have the meaning given to such term in Amendment No. 1.

“Target” shall mean Alabama Metal Industries Corporation, a Delaware corporation.”

2.4

Section 5.2(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)

Mandatory Prepayment---Certain Proceeds of an Event of Loss.  If during any fiscal year of the Borrowers, the Borrowers and their Subsidiaries have received cumulative Cash Proceeds during such fiscal year from one or more Events of Loss of more than 5% of the Borrowers’ Consolidated Net Worth, not later than the third Business Day following the date of receipt of any Cash Proceeds in excess of such amount, an amount, conforming to the requirements as to the amount of partial prepayments contained in Section 5.1, at least equal to 100% of the Cash Proceeds then received in excess of such amount from any Event of Loss (less the amount of any insurance proceeds which are used by the Borrowers to rebuild, repair or reconstruct the property destroyed or damaged) shall be applied on a pari passu basis as a mandatory prepayment of principal of the outstanding Loans and the outstanding obligations of the Borrowers under the Bridge Facility.”

2.5

The word “and” contained at the end of Section 9.2(e) of the Credit Agreement is hereby deleted, the period at the end of Section 9.2(f) of the Credit Agreement is hereby deleted and replaced with “; and” and a new Section 9.2(g) shall be added to the Credit Agreement as follows:

“(g)

Merger.  The Merger.”

2.6

The word “and” contained at the end of Section 9.3(c) of the Credit Agreement is hereby deleted, the period at the end of Section 9.3(d) of the Credit Agreement is hereby deleted and replaced with “; and” and a new Section 9.3(e) shall be added to the Credit Agreement as follows:

“(e)

Liens for Bridge Facility and Permanent Financing:  (i) Liens securing the Indebtedness incurred under the Bridge Facility, so long as such Liens do not rank prior to the Liens granted by the Security Documents and are subject to an Intercreditor Agreement and (ii) Liens securing any Indebtedness constituting Senior Permanent Financing, so long as such Liens do not rank prior to the Liens granted by the Security Documents and, unless any such secured Indebtedness is incurred pursuant to this Credit Agreement (or an amendment and restatement of this Credit Agreement), subject to an Intercreditor Agreement.”

2.7

Section 9.4(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)

Permitted Secured Indebtedness.

Indebtedness listed on Schedule 9.4 hereto and existing on the Subsequent Amendment Effective Date.”

2.8

The word “and” contained at the end of Section 9.4(e) of the Credit Agreement is hereby deleted, the period at the end of Section 9.4(f) of the Credit Agreement is hereby deleted and replaced with “; and” and a new Section 9.4(g) shall be added to the Credit Agreement as follows:

“(g)

Bridge Facility; Permanent Financing:  Indebtedness of the Borrowers and their Subsidiaries (i) under the Bridge Facility and (ii) under any Permanent Financing so long as the proceeds of such Permanent Financing are first used to repay the Bridge Facility in full.”

2.9

Section 9.5(g) of the Credit Agreement is hereby amended and restated as follows:

“(g)

any Guaranty Obligation incurred by any Credit Party with respect to Indebtedness of another Credit Party that is permitted by Section 9.4.”

2.10

Sections 9.7(a) and (b) of the Credit Agreement are hereby amended and restated as follows:

“(a)

Total Funded Debt to EBITDA Ratio.  The Borrowers will not at any time permit the Total Funded Debt to EBITDA Ratio to exceed (i) 4.25 to 1.00 from the Subsequent Amendment Effective Date through September 29, 2006, (ii) 4.00 to 1.00 from September 30, 2006 through September 29, 2007 and (iii) 3.75 to 1.00 thereafter.

(b)

Senior Funded Debt to EBITDA Ratio.  From and after the Senior Leverage Start Date, the Borrowers will not at any time permit the Senior Funded Debt to EBITDA Ratio to exceed (i) 3.25 to 1.00 through September 29, 2006, (ii) 3.00 to 1.00 from September 30, 2006 through September 29, 2007 and (iii) 2.75 to 1.00 thereafter.”

2.11

Section 9.8(b)(ii) of the Credit Agreement is hereby amended and restated as follows:

“(ii) this Agreement, the other Credit Documents and any document, instrument or agreement relating to any of the Indebtedness permitted to be incurred pursuant to Section 9.4(g) hereof,”

2.12

A new sentence shall be added to the end of Section 9.9 of the Credit Agreement as follows:

“Notwithstanding anything contained in this Section 9.9 to the contrary, the Borrowers shall be permitted to prepay the Indebtedness described on Schedule 9.9.”

2.13

A new Section 11.13 shall be added to the Credit Agreement as follows:

“11.13.

Intercreditor and Subordination Agreements.  In furtherance and not in limitation of the authorization granted in Section 11.1 hereof, each Lender hereby irrevocably authorizes the Administrative Agent, in connection with the Bridge Facility and any Permanent Financing, to execute and deliver, as the Administrative Agent for and on behalf of such Lender, any Intercreditor Agreements and/or subordination agreements and each such Lender shall be bound by the terms of any such Intercreditor Agreement and/or subordination agreement as if it were an original party thereto.”

2.14

A new Section 12.4(f) shall be added to the Credit Agreement as follows:

“(f)

Non-Consenting Lenders.  If, in connection with any proposed amendment, consent, waiver, release or termination of any of the provisions of this Agreement or any other Credit Document that requires the consent of all the Lenders, and the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is sought is not obtained, then the Borrowers shall have the right, so long as all non-consenting Lenders whose individual consent is sought are treated as described in either clauses (A) or (B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more replacement Lenders in accordance with the provisions set forth below so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate each such non-consenting Lender’s Commitments and repay the outstanding Loans of each such non-consenting Lender; provided that, unless the Commitments that are terminated and the Loans that are repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B), each Lender (determined after giving effect to the proposed action) shall specifically consent thereto.  The Borrowers may, at the sole expense and effort of the Borrowers, upon notice to any Lender that the Borrowers desire to replace pursuant to clause (A) above, and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with the restrictions contained in Section 12.4(c)), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations; provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, and (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts, including any breakage compensation under Section 2.7 hereof).

2.15

A new Schedule 9.4 shall be added to the Credit Agreement in the form attached to this Amendment as Schedule 9.4.

2.16

A new Schedule 9.9 shall be added to the Credit Agreement in the form attached to this Amendment as Schedule 9.9.

2.17

A new Exhibit C-4 shall be added to the Credit Agreement in the form attached to this Amendment as Exhibit A.

2.18

Schedule 1-A to the Credit Agreement shall be replaced with the new Schedule 1-A attached to this Amendment as Schedule 1-A.

Section 3.  Increase in Commitment.

3.1

Increase in Commitment.  In accordance with Section 4.4 of the Credit Agreement, the Borrowers have requested that the Lenders increase the Total Commitment from $250,000,000 to $300,000,000.  In connection therewith, certain Lenders (each such Lender, an “Increasing Lender”) have agreed to increase the maximum amount of their respective Commitment (for each such Increasing Lender, a “Commitment Increase”) such that the aggregate amount of all the Commitment Increases is $50,000,000.  Effective upon the satisfaction of the conditions precedent listed in Section 4.1 below, the Total Commitment shall be increased to $300,000,000, and the Commitment of each Lender shall be as set forth on Schedule 1-A to this Amendment, which Schedule 1-A hereby replaces Schedule 1-A attached to the Credit Agreement.  On the Initial Amendment Effective Date (as defined in Section 4.3 hereof), the Lenders shall make such adjustments among themselves with respect to the Loans then outstanding as shall be necessary, in the opinion of the Administrative Agent, in order to reallocate among such Lenders the amount of such outstanding Loans to give effect to the new Commitment Percentages set forth on Schedule 1-A hereto and otherwise in accordance with Section 4.4(b) of the Credit Agreement.

3.2

Waiver.  The Lenders hereby waive the notice and delivery requirements imposed by Section 4.4(a) of the Credit Agreement, and in lieu thereof the conditions precedent set forth in Section 4.1 shall control.

3.3

Commitment Increase Fees.  In consideration of the Commitment Increase being provided by each Increasing Lender, on the Initial Amendment Effective Date, the Borrowers shall pay to each Increasing Lender the fees set forth in the Fee Letter opposite the heading “Incremental Facility Fees.”  Such fees shall be non-refundable and be deemed to have been fully earned when paid and shall be in addition to any other fees payable pursuant to the Credit Agreement or this Amendment.

3.4

No Further Commitment Increases.  The Borrowers acknowledge and agree that after giving effect to the Commitment Increases contemplated pursuant to this Amendment, the Borrowers shall not hereafter be permitted to increase the Total Commitment pursuant to Section 4.4(a) of the Credit Agreement, even if the Borrowers subsequently voluntarily reduce the Total Commitment in accordance with Section 4.2 of the Credit Agreement.

Section 4.  Effectiveness.

4.1

Conditions Precedent to Section 3 of the Amendment. The effectiveness of Section 3 of this Amendment is subject to the satisfaction of the following conditions precedent:

(i)

Amendment Executed.  This Amendment shall have been executed by the Borrowers, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii)

Replacement Notes.  The Borrowers shall have executed and delivered to each Increasing Lender a replacement Note reflecting the new amount of such Lender’s Commitment.

(iii)

AMIC Acquisition.  With respect to the AMIC Acquisition:

(A)

the Borrowers shall have delivered to the Administrative Agent a copy of all of the AMIC Documents certified by an officer of the Borrowers as being true, complete and correct, and the Administrative Agent and the Lenders shall be satisfied in all respects with the material terms thereof;

(B)

the Borrowers shall have provided to the Administrative Agent and the Lenders a certificate of a financial officer of the Borrowers certifying that the Borrowers’ consolidated (including the Target) pro forma EBITDA for the most recent twelve-month period ending on June 30, 2005 is greater than $160,000,000; and

(C)

the Borrowers shall have provided to the Administrative Agent and the Lenders a pro forma consolidated balance sheet of the Borrowers (including the Target) as of June 30, 2005, which balance sheet shall not be materially inconsistent with the forecasts previously provided to the Administrative Agent.

(iv)

Officer’s Certificate.  The Borrowers shall have delivered to the Administrative Agent and the Lenders an officer’s certificate certifying that, as of the Initial Amendment Effective Date, (i) all conditions precedent set forth in this Section 4.1 have been satisfied, (ii) no Default or Event of Default exists nor immediately after the Initial Amendment Effective Date will exist, and (iii) each of the representations and warranties set forth in Section 5.1 of this Amendment and in the Credit Agreement are true and correct as of the Initial Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

(v)

Officer’s Certificate; Resolutions.  Each Borrower and Subsidiary Guarantor shall have delivered to the Administrative Agent an officer’s certificate certifying the names of the officers of such Borrower or Subsidiary Guarantor authorized to sign this Amendment and the other Credit Documents, if any, required to be executed in connection herewith, together with the true signatures of such officers and certified copies of the resolutions of the board of directors of each Borrower and Subsidiary Guarantor evidencing approval of the execution and delivery of this Amendment and the other Credit Documents, if any, being executed in connection herewith, and the increase in the Total Commitment.

(vi)

Legal Opinion.  The Borrowers shall have delivered to the Administrative Agent an opinion of counsel for each Borrower and Subsidiary Guarantor, in form and substance satisfactory to the Administrative Agent.

(vii)

Good Standing and Full Force and Effect Certificates.  The Borrowers shall have delivered to the Administrative Agent a good standing certificate or full force and effect certificate, as the case may be, for each Borrower and Subsidiary Guarantor, issued on or about the Initial Amendment Effective Date by the Secretary of State in the state where such Borrower or Subsidiary Guarantor is incorporated or formed.

(viii)

Projection Model.  The Borrowers shall have delivered to the Administrative Agent and the Lenders a detailed projection model of the Borrowers and their consolidated Subsidiaries (including the Target) for the fiscal years 2005 through 2009 (including quarterly projections for the first four fiscal quarters ending after the Initial Amendment Effective Date).

(ix)

Diligence Report.  The Administrative Agent and the Lenders shall have received, and be satisfied with, an accounting due diligence report prepared by a third party acceptable to the Administrative Agent and the Lenders.

(x)

Fees.  The Borrowers shall have paid all costs, fees, expenses (including, without limitation, legal and financial due diligence costs and expenses, legal fees and expenses, and recording taxes and fees) and other compensation contemplated pursuant to the Fee Letter and payable to the Administrative Agent.  All fees and other compensation contemplated pursuant to the Fee Letter payable to the Lenders shall have been paid.

(xi)

Other Matters.  Each Borrower and Subsidiary Guarantor shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

4.2

Conditions Precedent to Amendment (other than Section 3).  The effectiveness of this Amendment (other than Section 3, which is subject to the satisfaction of the conditions precedent set forth in Section 4.1 above) is subject to the satisfaction of the following conditions precedent:

(i)

Conditions Precedent in Section 4.1.  The conditions precedent in Section 4.1 shall have been satisfied.

(ii)

Officer’s Certificate.  The Borrowers shall have delivered to the Administrative Agent and the Lenders an officer’s certificate certifying that, as of the Subsequent Amendment Effective Date (as defined in Section 4.3 hereof), (i) all conditions precedent set forth in this Section 4.2 have been satisfied, (ii) no Default or Event of Default exists nor immediately after the Subsequent Amendment Effective Date will exist, and (iii) each of the representations and warranties set forth in Section 5.1 of this Amendment and in the Credit Agreement are true and correct as of the Subsequent Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

(iii)

AMIC Acquisition; Merger.  With respect to the AMIC Acquisition:

(A)

no Default or Event of Default shall exist prior to or immediately after giving effect to such Acquisition;

(B)

the Borrowers would, after giving effect to such Acquisition, on a pro forma basis, be in compliance with the financial covenants set forth in Section 9.7 of the Credit Agreement;

(C)

the Borrowers would, after giving effect to such Acquisition, on a pro forma basis, have Post-Acquisition Liquidity of no less than $25,000,000;

(D)

such Acquisition must involve a line or lines of business that will not substantially change the general nature of the business in which the Borrowers and their Subsidiaries, considered as an entirety, were engaged on the Closing Date;

(E)

the Borrowers shall have delivered to the Administrative Agent and the Lenders historical financial statements relating to the Target, financial projections relating to the Borrowers and their Subsidiaries after giving effect to such Acquisition and such other information as the Administrative Agent may reasonably request;

(F)

such Acquisition shall have been consummated in accordance with applicable law and the terms and conditions of the AMIC Documents (without giving effect to any amendments or waivers to or of such documents that are adverse to the Administrative Agent and the Lenders and not approved by the Administrative Agent and the Lenders);

(G)

such Acquisition shall have been consummated in a manner consistent with the sources and uses set forth on Exhibit B hereto;

(H)

such Acquisition shall have been consummated on or before October 31, 2005;

(I)

the Borrowers shall have provided to the Administrative Agent, and the Administrative Agent shall be satisfied with the pro forma covenant compliance certificate for the most recent quarter ending prior to such Acquisition; and

(J)

the Administrative Agent shall have received a file-stamped copy of the Certificate of Merger filed with the Secretary of State of the State of Delaware pursuant to Section 251(c) of the Delaware General Corporation Law evidencing that the Merger has been consummated in accordance with the Delaware General Corporation Law.

(iv)

Target and its Subsidiaries.  Each of the Target and its Subsidiaries shall have executed and delivered to the Administrative Agent and the Lenders (a) a joinder supplement to the Subsidiary Guaranty, (b) a joinder agreement to the Security Agreement and such other Security Documents as the Administrative Agent requests, and (c) an officer’s certificate certifying the names of the officers of the Target or the Subsidiary, as applicable, authorized to sign such Credit Documents, together with the true signatures of such officers and certified copies of the resolutions of the board of directors of the Target or the Subsidiary, as applicable, evidencing approval of the execution and delivery of the Credit Documents being executed in connection herewith.

(v)

Legal Opinion.  The Borrowers shall have delivered to the Administrative Agent an opinion of counsel for Target and its Subsidiaries, in form and substance satisfactory to the Administrative Agent.

(vi)

Organizational Documents and Good Standing Certificates.  The Administrative Agent shall have received:  (i) an original certified copy of the Certificate of Incorporation or Certificate of Formation, as applicable, for the Target and each of its Subsidiaries and any and all amendments and restatements thereof, certified as of a recent date by the secretary of the Target or such Subsidiary, as applicable; (ii) an original good standing certificate from the Secretary of State of the state of incorporation or state of formation, as applicable, dated as of a recent date, listing all charter documents affecting the Target and each of its Subsidiaries and certifying as to the good standing of the Target or such Subsidiary, as applicable; and (iii) original certificates of good standing from each other jurisdiction in which the Target and each of its Subsidiaries is authorized or qualified to do business.

(vii)

Search Reports.   The Administrative Agent shall have received the results of UCC and other search reports from one or more commercial search firms acceptable to the Administrative Agent, listing all of the effective financing statements and other Liens filed against the Target and/or its Subsidiaries (i) in each jurisdiction in which the Target and the Subsidiaries are organized or formed, (ii) in any jurisdiction in which the Target or a Subsidiary maintains an office or (iii) in any jurisdiction in which any Collateral of the Target or any of its Subsidiaries is located.

(viii)

Evidence of Insurance.  The Borrower shall deliver to the Administrative Agent certificates of insurance and other evidence, satisfactory to the Administrative Agent, of compliance with the insurance requirements of the Credit Agreement and the Security Documents.

(ix)

Bridge Facility.  The Borrowers shall have entered into loan documentation relating to the Bridge Facility and shall have received the proceeds of the loans thereunder in an amount not less than $300,000,000.

(x)

Repayment of Certain Indebtedness.  Concurrently with the closing of the Bridge Facility, the Borrowers shall have paid in full and terminated all commitments under the Indebtedness listed on Schedule 9.9 to the Credit Agreement.

(xi)

Total Funded Debt to Pro Forma EBITDA.  The Borrowers shall have delivered to the Administrative Agent and the Lenders an officer’s certificate with supporting documentation, and the Administrative Agent and the Lenders shall be satisfied with such certificate and supporting documentation, evidencing that the Total Funded Debt to EBITDA Ratio, as determined on a pro forma basis after giving effect to the AMIC Acquisition, shall be no more than 3.25 to 1.00 as of the Subsequent Amendment Effective Date.

(xii)

Quarterly Financial Statements.  The Borrowers  have delivered to the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders shall be satisfied with, the most recent consolidated quarterly financial statements and the prior year comparable financial statements for the Borrowers and their consolidated Subsidiaries (including the Target).

(xiii)

Approvals.  All necessary governmental, third-party and other approvals shall have been obtained and be in full force and effect (including, without limitation, any board and shareholder approval and approval under Hart-Scott Rodino or other similar competition law) and any applicable waiting periods shall have expired without any action being taken or threatened by any applicable authority, which, without limitation, would restrain, prevent or otherwise impose materially adverse conditions on the AMIC Acquisition or the Bridge Facility.

(xiv)

Actions, Suits, Etc.  There shall not exist any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports to affect (a) the AMIC Acquisition, or (b) any transaction contemplated hereby or the ability of the Borrowers or any other obligor under the Credit Documents to perform their respective obligations under such Credit Documents.

(xv)

No Material Adverse Effect.  Since March 31, 2005 there shall not have occurred any event or condition that, in the opinion of the Administrative Agent, has had or could reasonably be expected to have a Material Adverse Effect.

(xvi)

Contingent Liabilities.  The Administrative Agent shall have received and be satisfied with the amount and nature of any material contingent liabilities (including but not limited to environmental and employee health and safety exposures) to which the Borrowers and their Subsidiaries may be subject after giving effect to the AMIC Acquisition and with the plans of the Borrowers or such Subsidiaries with respect thereto.

(xvii)

Other Matters.  Each Borrower and Subsidiary Guarantor shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent.

4.3

Amendment Effective Dates.  Section 3 of this Amendment shall be effective on the date (the “Initial Amendment Effective Date”) upon which the conditions precedent set forth in Section 4.1 above are satisfied.  The Administrative Agent shall provide the Borrowers and the Lenders written notice upon the occurrence of the Initial Amendment Effective Date.  Each of the other amendments and modifications set forth in this Amendment shall be effective on the date (the “Subsequent Amendment Effective Date” and together with the Initial Amendment Effective Date, the “Amendment Effective Dates” and individually each an “Amendment Effective Date”) upon which the conditions precedent set forth in Section 4.2 above are satisfied.  The Administrative Agent shall provide the Borrowers and the Lenders written notice upon the occurrence of the Subsequent Amendment Effective Date.

Section 5.  Miscellaneous.

5.1

Representations and Warranties.  Each Borrower and Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

(i)

such Borrower or Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

(ii)

the officers executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower or Subsidiary Guarantor with respect to the provisions hereof;

(iii)

the execution and delivery hereof by such Borrower or Subsidiary Guarantor and the performance and observance by such Borrower or Subsidiary Guarantor of the provisions hereof do not violate or conflict with the organizational agreements of such Borrower or Subsidiary Guarantor or any law applicable to such Borrower or Subsidiary Guarantor or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against such Borrower or Subsidiary Guarantor;

(iv)

no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v)

no Borrower or Subsidiary Guarantor has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of such Borrower or Subsidiary Guarantor under the Credit Agreement or any Credit Document;

(vi)

this Amendment constitutes a valid and binding obligation of such Borrower or Subsidiary Guarantor in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and

(vii)

each of the representations and warranties set forth in Article VII of the Credit Agreement is true and correct as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

5.2

Credit Agreement Unaffected.  Each reference to the Credit Agreement in any Credit Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.  This Amendment, the Fee Letter and the Letter Agreement shall be Credit Documents.

5.3

Subsidiary Guarantor Acknowledgment.  Each Subsidiary Guarantor, by signing this Amendment:

(i)

consents and agrees to and acknowledges the terms of this Amendment;

(ii)

acknowledges and agrees that all of the Credit Documents to which such Subsidiary Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment;

(iii)

represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Subsidiary Guarantor and contained in this Amendment or any other Credit Document to which it is a party are true and correct on and as of each Amendment Effective Date to the same extent as though made on and as of such Amendment Effective Date, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date; and

(iv)

acknowledges and agrees that (A) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (B) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.

5.4

Waiver.  Each Borrower and Subsidiary Guarantor, by signing below, hereby waives and releases the Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which such Borrower and any Subsidiary Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

5.5

Entire Agreement.  This Agreement, together with the Credit Agreement and the other Credit Documents, integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.6

Counterparts  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7

Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

5.8

JURY TRIAL WAIVER. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH SUBSIDIARY GUARANTOR HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT, THE LENDERS, THE GUARANTORS OF PAYMENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

[Signature pages follow.]

CLI-1327653v8

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

GIBRALTAR INDUSTRIES, INC. By:_________________________________ Name:_______________________________ Title:________________________________	GIBRALTAR STEEL CORPORATION OF NEW YORK By:_________________________________ Name:_______________________________ Title:________________________________

KEYBANK NATIONAL ASSOCIATION,

as Lender, the Administrative Agent, Swingline Lender, Letter of Credit Issuer, Lead Arranger and Book Runner

By:_________________________________

Name:_______________________________

Title:________________________________

JPMORGAN CHASE BANK, N.A., as Lender, Letter of Credit Issuer and Syndication Agent By:_________________________________ Name:_______________________________ Title:________________________________
HARRIS N.A., as Lender and Co-Documentation Agent By:_________________________________ Name:_______________________________ Title:________________________________	HSBC BANK USA, NATIONAL ASSOCIATION, as Lender and Co-Documentation Agent By:_________________________________ Name:_______________________________ Title:________________________________
MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender and Co-Documentation Agent By:_________________________________ Name:_______________________________ Title:________________________________	US BANK, NATIONAL ASSOCIATION, as a Lender By:_________________________________ Name:_______________________________ Title:________________________________
BANK OF AMERICA, N.A. successor by merger to Fleet National Bank, as a Lender By:_________________________________ Name:_______________________________ Title:________________________________	NATIONAL CITY BANK OF PENNSYLVANIA, as a Lender By:_________________________________ Name:_______________________________ Title:________________________________
COMERICA BANK, as a Lender By:_________________________________ Name:_______________________________ Title:________________________________

CLI-1327653

Consented and acknowledged this __ day of September, 2005:

AIR VENT INC. By:_________________________________ Name:_______________________________ Title:________________________________	APPLETON SUPPLY CO., INC. By:_________________________________ Name:_______________________________ Title:________________________________
B&W HEAT TREATING CORP. By:_________________________________ Name:_______________________________ Title:________________________________	B&W OF MICHIGAN, INC. By:_________________________________ Name:_______________________________ Title:________________________________
B&W LEASING, LLC By:_________________________________ Name:_______________________________ Title:________________________________	BRAZING CONCEPTS COMPANY By:_________________________________ Name:_______________________________ Title:________________________________
CAROLINA COMMERCIAL HEAT TREATING, INC. By:_________________________________ Name:_______________________________ Title:________________________________	CLEVELAND PICKLING, INC. By:_________________________________ Name:_______________________________ Title:________________________________
CONSTRUCTION METALS INC. By:_________________________________ Name:_______________________________ Title:________________________________	GIBRALTAR INTERNATIONAL, INC. By:_________________________________ Name:_______________________________ Title:________________________________
GIBRALTAR STRIP STEEL, INC. By:_________________________________ Name:_______________________________ Title:________________________________	GSCNY CORP. By:_________________________________ Name:_______________________________ Title:________________________________
HARBOR METAL TREATING CO. By:_________________________________ Name:_______________________________ Title:________________________________	HARBOR METAL TREATING OF INDIANA, INC. By:_________________________________ Name:_______________________________ Title:________________________________
HI-TEMP HEAT TREATING, INC. By:_________________________________ Name:_______________________________ Title:________________________________	K & W METAL FABRICATORS, INC. By:_________________________________ Name:_______________________________ Title:________________________________
PENNSYLVANIA INDUSTRIAL HEAT TREATERS, INC. By:_________________________________ Name:_______________________________ Title:________________________________	SCM METAL PRODUCTS, INC. By:_________________________________ Name:_______________________________ Title:________________________________
SOLAR GROUP, INC. By:_________________________________ Name:_______________________________ Title:________________________________	SOLAR OF MICHIGAN, INC. By:_________________________________ Name:_______________________________ Title:________________________________
SOUTHEASTERN METALS MANUFACTURING COMPANY, INC. By:_________________________________ Name:_______________________________ Title:________________________________	UNITED STEEL PRODUCTS COMPANY, INC. By:_________________________________ Name:_______________________________ Title:________________________________
WM. R. HUBBELL STEEL CORPORATION By:_________________________________ Name:_______________________________ Title:________________________________

CLI-1327653v8